FQF TRUST

AGF Global Equity Fund

(the “Fund”)

Supplement dated August 20, 2019,

to the Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”), each dated November 1, 2018, as supplemented

This supplement provides information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At a meeting held on August 19, 2019, the Board of Trustees of FQF Trust (the “Board”) approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation. The Fund will be liquidated on or about September 19, 2019 (the “Liquidation Date”). Effective on the Liquidation Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

Effective immediately, the Fund is closed to all new investors. Also effective immediately, new account requests and exchanges into the Fund are no longer accepted.

Prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down the Fund’s business affairs and transitioning the Fund’s portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Prospectus. This will likely impact Fund performance.

Prior to the Liquidation Date, shareholders of the Fund may:

•	Exchange their shares of the Fund for shares of the appropriate class of AGF Global Sustainable Growth Equity Fund that is open to investment, subject to the requirements and limitations in the AGF Global Sustainable Growth Equity Fund’s prospectus;

•	Remain invested in the Fund; or

•	Redeem their shares at any time in the manner described in the Prospectus.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating distribution in cash, cash equivalents or portfolio securities equal to the shareholder’s proportionate interest in the net assets of the Fund. If you receive a redemption-in-kind, you should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale and to incur transaction costs, including brokerage costs, when you convert the securities to cash. The proceeds of any such distribution will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE